                             SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D. C. 20549

                                          FORM 8-K

                                       CURRENT REPORT

                          Pursuant to Section 13 or 15 (d) of the
                              Securities Exchange Act of 1934

                                      April 19, 2002
                      Date of Report (date of earliest event reported)

                                  COGNIGEN NETWORKS, INC.
                   (Exact name of registrant as specified in its charter)

         Colorado                       0-11730                   84-1089377
(State or other jurisdiction      (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      (Identification No.)

   7001 Seaview Avenue, Suite 210, Seattle, Washington           98117
        (Address of principal executive offices)               (Zip Code)

                                (206) 297-6151
              (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS

     (a) On April 19, 2002,  Troy Carl  resigned as Vice  President of Marketing and from the board of  directors of  Cognigen.  Jim L. Boswell was  appointed to fill the vacancy left by Mr. Carl's resignation.

     In consideration for his resignation from the position of Vice President of
Marketing,  Mr. Carl received a severance package consisting of a combination of cash, shares of Cognigen, and an option to purchase shares of Cognigen. Mr. Carl received $10,000 on April 19, 2002, with an additional  $15,000 that was paid on
May 20,  2002.  Mr. Carl is to receive  100,000  shares of  Cognigen  restricted common  stock,  as well as a  nonqualified  five year option to purchase  50,000 additional shares of Cognigen restricted common stock at an exercise price equal to the market value of such stock on the grant date of April 19, 2002 ($0.55 per share).  Mr. Carl will  continue to serve  Cognigen as a consultant to the chief executive officer.

     (b) Cognigen has entered into a Training Services Framework  Agreement with
eMaxDirect LLC, a Nevada limited liability company, effective April 24, 2002 and expiring April 23, 2005.  Pursuant to the terms of the  Agreement,  Cognigen has granted  eMax (1) an  exclusive,  limited  license to use certain of  Cognigen's
proprietary   trademarks   and  other   proprietary   information,   and  (2)  a
non-exclusive,  limited license to use technical information, training materials and aids and sales training tools previously  developed or acquired by Cognigen, both for the sole purpose of training  Cognigen  independent  sales  agents.  In exchange, eMaxDirect will provide Cognigen's independent agents with promotional and sales training tools, live training seminars and business building materials relating to Cognigen's  services.  eMaxDirect will receive  compensation for its
performance   under  the  Agreement  by  receipt  of  fees  from  each  Cognigen independent  sales agent who registers for sales training.  In consideration for the license received from Cognigen, eMaxDirect will pay to Cognigen a royalty of
20% of its gross revenues from such fees.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Business Acquired

                  None

      (b)   Pro Forma Financial Information

                  None

      (c)   Exhibits

               Exhibit 10.1 Agent  Training  Agreement  by and between  Cognigen
                    Networks, Inc. and eMaxDirect, Inc. dated April 19, 2002

                                         SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Dated:  June 28, 2002               COGNIGEN NETWORKS, INC.

                                    By:   /s/  David L. Jackson
                                          David L. Jackson
                                          Senior Vice President of Corporate and
                                          Public Affairs and Secretary